Exhibit 10.1
FIRST AMENDMENT TO CREDIT AGREEMENT
This First Amendment to Credit Agreement (this “Agreement”), dated as of September 22, 2023 amongst ADVANCED MICRO DEVICES, INC., a Delaware corporation (the “Borrower”), each of the Lenders (as defined below) party hereto, WELLS FARGO SECURITIES, LLC, as sustainability structuring agent (in such capacity, the “Sustainability Structuring Agent”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.
W I T N E S S E T H:
WHEREAS, the Borrower, the lenders party thereto (the “Lenders”), and the Administrative Agent have entered into that certain Credit Agreement, dated as of April 29, 2022 (as amended, supplemented, or modified prior to the date hereof, the “Credit Agreement”).
WHEREAS, Section 4.17(g) of the Credit Agreement contemplates an amendment to address changes in the Borrower’s structure as a result of acquisitions or dispositions.
WHEREAS Section 4.17(j) of the Credit Agreement contemplated an amendment to adjust the Baseline Amount as a result of the Xilinx acquisition.
WHEREAS, the Borrower and the Sustainability Structuring Agent have determined that the circumstances described in Section 4.17(g) of the Credit Agreement exist as result of the acquisitions of Xilinx, Inc. and Pensando Systems, Inc. and their respective Subsidiaries and that an amendment to the Credit Agreement (including the applicable Exhibits and Schedules thereto) to reflect a revision to the Baseline Amount to incorporate the results of the KPI Metric that are applicable Xilinx, Inc. and Pensando Systems, Inc. and their respective Subsidiaries is necessary.
WHEREAS, the Borrower, the Required Lenders, the Sustainability Structuring Agent and the Administrative Agent wish to enter into this Agreement subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:
SECTION 1.    Amendment. Effective as of the Amendment Effective Date (as defined below) and subject to the terms and conditions set forth herein and in reliance upon representations and warranties set forth herein, the Credit Agreement is hereby amended as follows:
(a)     Schedule 4.17 to the Credit Agreement is hereby amended and restated in the form attached hereto as Exhibit A;
(b)    Section 1.1 of the Credit Agreement is hereby amended by deleting the defined term “Sustainability Baseline Amendment”;

(c)    Section 4.17 of the Credit Agreement is hereby amended by deleting clause (j) thereof in its entirety; and

(d)    Section 11.2 of the Credit Agreement is hereby amended by deleting clause (ix) of the second proviso to the first sentence of such section in its entirety and replacing it with “(ix) [reserved]”.

SECTION 2.     Conditions of Effectiveness of this Agreement. This Agreement shall become effective on the date when the following conditions shall have been satisfied or waived (such date, the “Amendment Effective Date”):
(a)    the Administrative Agent’s receipt of this Agreement, duly executed by a Responsible Officer of the Borrower, Lenders constituting Required Lenders, the Administrative Agent and Sustainability Structuring Agent, which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified;
(b)    payment of all reasonable and documented fees and expenses of the Administrative Agent required to be paid on the Amendment Effective Date, including, but not limited to, the legal fees and expenses of McGuireWoods LLP, as legal counsel for the Administrative Agent, to the extent that invoices therefor have been provided to the Borrower prior to the Amendment Effective Date; and
(c)    no Default or Event of Default shall have occurred and be continuing immediately prior to, or after giving effect to this Agreement.
SECTION 3.    Costs and Expenses. The Borrower hereby reconfirms its obligations pursuant to Section 11.3(a) of the Credit Agreement to pay and reimburse the Administrative Agent in accordance with the terms thereof.
SECTION 4.    Representations and Warranties. To induce the Sustainability Structuring Agent, the Administrative Agent and the other Lenders to enter into this Agreement, the Borrower represents and warrants to the Sustainability Structuring Agent, the Administrative Agent and the Lenders party hereto on and as of the Amendment Effective Date that, in each case:
(a)    all of the representations and warranties set forth in Article VI of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates;
(b)    it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement and each other document executed in connection herewith to which it is a party in accordance with their respective terms and the transactions contemplated hereby; and
(c)    this Agreement and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of the Borrower, and each such document constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.
SECTION 5.    Reference to and Effect on the Credit Agreement and the Loan Documents.
(a)    The Credit Agreement and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(b)    The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent or the Sustainability Structuring Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
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(c)    Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Agreement shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (ii) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (iii) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other Person with respect to any other waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders, the Sustainability Structuring Agent or the Administrative Agent, or any of them, under or with respect to any such documents. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.
(d)     From and after the Amendment Effective Date, it is agreed and acknowledged that the KPI Metric and the related calculations in the Pricing Certificate shall be determined by including the KPI Metric that is attributable to Xilinx, Inc. and Pensando Systems, Inc. and their Subsidiaries.
SECTION 6.    Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 7.    Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.
SECTION 8.    Entire Agreement. This Agreement is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter. This Agreement is a Loan Document and is subject to the terms and conditions of the Credit Agreement.
SECTION 9.    Successors and Assigns. This Agreement shall be binding on and inure to the benefit of the parties hereto, the Lenders and their heirs, beneficiaries, successors and permitted assigns.
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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

CREDIT PARTIES:
ADVANCED MICRO DEVICES, INC., a Delaware corporation, as Borrower

By: /s/ Zain Kazim
Name: Zain Kazim
Title: Assistant Treasurer

Advanced Micro Devices, Inc.
First Amendment to Credit Agreement (2023)
Signature Page

AGENTS AND THE LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender
By: /s/Spencer Ferry
Name: Spencer Ferry
Title: Director

Advanced Micro Devices, Inc.
First Amendment to Credit Agreement (2023)
Signature Page

WELLS FARGO SECURITIES, LLC, as Sustainability Structuring Agent
By: /s/Paul Stanley
Name: Paul Stanley
Title: Director

Advanced Micro Devices, Inc.
First Amendment to Credit Agreement (2023)
Signature Page

BANK OF AMERICA, N.A., as a Lender
By: /s/Haley Heslip
Name: Haley Heslip
Title: Director

Advanced Micro Devices, Inc.
First Amendment to Credit Agreement (2023)
Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender
By: /s/Abhishek Joshi
Name: Abhishek Joshi
Title: Vice President

Advanced Micro Devices, Inc.
First Amendment to Credit Agreement (2023)
Signature Page

BARCLAYS BANK PLC, as a Lender
By: /s/Warren Veech III
Name: Warren Veech III
Title: Vice President

Advanced Micro Devices, Inc.
First Amendment to Credit Agreement (2023)
Signature Page

GOLDMAN SACHS BANK USA, as a Lender
By: /s/Dan Martis
Name: Dan Morris
Title: Authorized Signatory

MORGAN STANLEY BANK, N.A., as a Lender
By: /s/Jack Kuhns
Name: Jack Kuhns
Title: Authorized Signatory

MUFG BANK, LTD., as a Lender
By: /s/Lillian Kim
Name: Lillian Kim
Title: Director

BANK OF CHINA, LOS ANGELES BRANCH, as a Lender
By: /s/Peng Li
Name: Peng Li
Title: SVP & Branch Manager

CITIBANK, N.A., as a Lender
By: /s/Stella Zhang
Name: Stella Zhang
Title: Vice President

THE BANK OF NEW YORK MELLON, as a Lender
By: Thomas J. Tarasovich, Jr.
Name: Thomas J. Tarasovich, Jr.
Title: Senior Vice President

STANDARD CHARTERED BANK, as a Lender
By: /s/Kristopher Tracy
Name: Kristopher Tracy
Title: Director, Financing Solutions